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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

               Date of earliest event reported, November 10, 2003


                   CENTURY PACIFIC TAX CREDIT HOUSING FUND II


       CALIFORNIA                       33-24537                   95-4178283
------------------------        ------------------------       -----------------
(State of Incorporation)        (Commission File Number)       (IRS I.D. Number)

                      1 EAST STOW ROAD; MARLTON, N.J. 08053
                      -------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (856) 596-3008
              (Registrant's telephone number, including area code)

                   CENTURY PACIFIC TAX CREDIT HOUSING FUND II
                             1925 CENTURY PARK EAST
                                   SUITE 1900
                          LOS ANGELES, CALIFORNIA 90067
             (Former name and address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Changes in Control of Registrant.

Effective on November 10, 2003, the management of the Century Pacific Tax Credit Housing Fund II (the "Fund") has been transferred from Century Pacific Equity Corp. to The Michaels Equity Corp. with offices at 1 E. Stow Road; Marlton, NJ 08053.

In addition, the chief financial officer of the Fund has been changed from Essie Safaie to James V. Bleiler.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Century Pacific Tax Credit Housing Fund II
                            ------------------------------------------
                                          Registrant


                            By: /s/ Irwin J. Deutch
                                --------------------------------------
                                    Irwin J. Deutch, President


                                /s/ James V. Bleiler
                                --------------------------------------
                                    James V. Bleiler, Chief Financial Officer

Dated: May 25, 2004